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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2007

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                                 LHC GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

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           Delaware                   8082                 71-0918189
  (State or Other Jurisdiction    (Commission           (I.R.S. Employer
       of Incorporation)           File Number)        Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     On August 15, 2007, LHC Group, Inc. (the "Company"), entered into a Severance and Consulting Agreement (the "Agreement") with Barry E. Stewart. Mr. Stewart announced his resignation as Executive Vice President and Chief Financial Officer on August 15, 2007. The Agreement provides for Mr. Stewart to receive an aggregate amount of $1,072,705 to be paid in monthly installments over twenty four months beginning September 1, 2007. Although the amount owed to Mr. Stewart will be paid out over 24 months, applicable accounting rules will require the Company to take a pre-tax charge in the third quarter of 2007 for substantially all of the $1,072,705. The exact amount of the charge in the third quarter of 2007 is still being determined by the Company.

     The above description of the Agreement is a summary and is qualified in its entirety by the Agreement itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By: /s/ Keith G. Myers
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                                             Keith G. Myers
                                             President and Chief Executive
                                             Officer

Dated:  August 15, 2007



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                                INDEX TO EXHIBITS



     EXHIBIT NO.         DESCRIPTION
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         10.1            Consulting and Severance Agreement, dated August 15,
                         2007, between LHC Group, Inc. and Barry E. Stewart.